March 30, 2018 SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation Fourth Quarter and Full Year 2017

2Disclaimer This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “looking forward,” “will,” “would,” “believe,” “expect,” “hope,” “anticipate,” “estimate,” “intend,” “plan,” “assume” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by the forward-looking statements are: (1) the effects of regulation and/or policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau (the “CFPB”), and other changes in monetary and fiscal policies and regulations, including interest rate policies of the Federal Reserve, as well as in the impact of changes in and interpretations of generally accepted accounting principles in the United States of America ("GAAP"), the failure to adhere to which could subject SHUSA to formal or informal regulatory compliance and enforcement actions; (2) the slowing or reversal of the current U.S. economic expansion and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit losses; (3) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets; (4) inflation, interest rate, market and monetary fluctuations, which may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (5) regulatory uncertainties and changes faced by financial institutions in the U.S. and globally arising from the U.S. presidential administration and Congress and the potential impact those uncertainties and changes could have on SHUSA's business, results of operations, financial condition or strategy; (6) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (7) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (8) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its ability to continue to receive dividends from its subsidiaries or other investments; (9) changes in credit ratings assigned to SHUSA or its subsidiaries; (10) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (11) SHUSA’s ability to manage credit risk that may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower or collateral; (12) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the acceptance of such products and services by customers, and the potential for new products and services to impose additional unexpected costs or losses not anticipated at their initiation, and expose SHUSA to increased operational risk; (13) competitors of SHUSA that may have greater financial resources or lower costs, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA; (14) changes in customer spending or savings behavior; (15) the ability of SHUSA and its third-party vendors to convert and maintain SHUSA’s data processing and related systems on a timely and acceptable basis and within projected cost estimates; (16) SHUSA's ability to control operational risks, data security breach risks, outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business, including as a result of cyber attacks, technological failure, human error, fraud or malice, and the possibility that SHUSA's controls will prove insufficient, fail or be circumvented; (17) the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (18) changes to income tax laws and regulations; (19) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters; (20) the costs and effects of regulatory or judicial proceedings; and (21) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm.

3Disclaimer (cont.) Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), Santander Consumer Holdings USA, Inc. (“SC”) or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. The enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "DFA")(the “Final Rule") were enacted by the Federal Reserve System (the "Federal Reserve") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an IHC. Due to its U.S. non-branch total consolidated asset size, Santander is subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non-bank subsidiaries previously outside the Company to the Company, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp (“SBC”), Banco Santander International (“BSI”), Santander Investment Securities, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries. On July 1, 2017, an additional Santander subsidiary, Santander Financial Services, Inc. ("SFS"), a finance company located in Puerto Rico, was transferred to the Company. The contribution of SFS to the Company transferred approximately $679 million of assets, which were primarily comprised of cash and cash equivalents and loans held for sale, approximately $357 million of liabilities and approximately $322 million of equity to the Company. Moreover, the Company is in the process of dissolving the business assets. SFS is an entity under common control of Santander; however its results of operations, financial condition, and cash flows are immaterial to the historical financial results of the Company. As a result, the Company has determined that it will report the results of SFS on a prospective basis beginning July 1, 2017 rather than, as required by GAAP, retrospectively restate its financial statements for the contribution of SFS. As a result, SHUSA's net income is understated for the year ended December 31, 2017 by $3.3 million and overstated for the year ended December 31, 2016 by $13.5 million. The Company’s net loss for the year ended December 31, 2015 is understated by $99.9 million. SFS incurred a goodwill impairment charge of $98.3 million during the year ended December 31, 2015. In addition, a contribution to stockholder’s equity of $322 million was recorded on July 1, 2017. These amounts are immaterial to the overall presentation of the Company’s financial statements for each of the periods presented.

4 SHUSA is a bank holding company (“BHC”) wholly owned by Santander (NYSE: SAN) Introduction 1SHUSA’s SEC filings are accessible on the SEC website at www.sec.gov and are also accessible through SHUSA’s website at www.santanderus.com. • SHUSA consists of: • Well-established banking franchises in the Northeast U.S. and Puerto Rico • A nationwide auto finance business • A wholesale broker-dealer in New York • International private banking business • Headquartered in Boston • Regulated by the Federal Reserve • SEC registered1 • Bloomberg ticker: SOV • Website www.santanderus.com Santander Bank Santander Consumer USA NYSE: SC Santander Puerto Rico Banco Santander International Santander Investment Securities

5

Corporate Structure[1]

SHUSA is the intermediate holding company ("IHC") for Santander's U.S. operations


Santander
100% ownership
SHUSA
$128.3BN Assets
SBNA[2]
$74.4BN Assets
Retail Bank
SC[3]
$39.4BN Assets
Auto Finance
Approximately
68.1% ownership[7]
BSI[4]
$6.0BN Assets
Wealth Management
BSPR[5]
$5.1BN Assets
Retail Bank
SIS[6]
$1.4BN Assets
Broker Dealer

[1]Balances as of December 31, 2017
[2]Santander Bank, N.A.
[3]Santander Consumer USA Holdings Inc.
[4]Banco Santander International
[5]Banco Santander Puerto Rico
[6]Santander Investment Securities
[7]Increased from ~58.7% on 11/15/17

Santander

6 • Net Income for the full year 2017 was $973MM1 vs. $641MM1 for full year 2016. 2017 Net income reflects impact of tax reform, 3Q17 hurricanes, and settlement with former SC CEO • Continued resolution of regulatory issues as the Federal Reserve did not object to SHUSA’s 2017 capital plan and also terminated the 2014 Written Agreement with SHUSA • SHUSA increased its ownership of SC to ~68.1% through receiving 9.6% of SC from Santander as per prior agreement with the former SC CEO • Significant progress toward TLAC requirement through issuance of $3.5BN in TLAC eligible debt combined with liability management on $2.3BN non-TLAC eligible debt • SHUSA re-established its SEC-registered shelf and regained well known seasoned issuer (WKSI) status • Fitch initiated coverage of SHUSA and assigned ratings of BBB+/F-2/Stable to SHUSA and SBNA • SBNA net interest margin (NIM) has improved by 67bps YoY and is now in line with FBO peers • SC management strengthened with Scott Powell named CEO and Juan Carlos Alvarez named CFO FY 2017 Highlights 1Includes noncontrolling interest.

74Q 2017 Executive Summary1 Liquidity and Funding Capital Balance Sheet 1Data as of December 31, 2017 unless otherwise noted. 2Includes noncontrolling interest. 3Liquidity coverage ratio. 4Common equity tier 1. Earnings Credit Quality • 4Q17 net income of $284MM2; YTD net income of $973MM2 • 4Q17 results reflect net positive impact of tax law change partially offset by certain increases in hurricane related ALLL provisions, litigation reserves and the settlement with the former CEO at SC • SHUSA’s balance sheet QoQ declined from $132.0BN to $128.3BN due to continued balance sheet optimization primarily at SBNA • In February 2018, SC completed the sale of $1.5BN prime auto loans to Santander • Holding company held $4.7BN in high quality liquid assets (“HQLA”) • SHUSA maintains an LCR3 in excess of regulatory requirements • During 4Q17, SHUSA issued $1.25BN in 5 and 10-year TLAC eligible debt and also issued $0.4BN in 2 and 3-year private placements • In February 2018, SHUSA conducted $0.4BN tender on its 2018 and 2019 debt • CET14 ratio of 16.38% as of 4Q17; 16.00% for Basel III fully phased-in • In 4Q17, SHUSA continued dividend payments to Santander with $5MM paid • In 4Q17, SC initiated its first dividend since 2014 with a dividend of $0.03 per share • SBNA’s credit metrics are in line with large bank peers • SC’s 2016 vintage loans continue to outperform the 2015 vintage loans on a gross and net loss basis

8Quarterly Profitability1,2 1Net income includes noncontrolling interest. 2See Page 23 for the consolidating income statement. SHUSA net income improved on YoY basis; 4Q17 results impacted by tax law change and non- recurring items Net Interest Income ($MM) Pre-Tax Pre-Provision Income/(Loss) ($MM) Pre-Tax Income/(Loss) ($MM) Net Income/(Loss) ($MM)1 783 978 985 982 526 0 250 500 750 1,000 1,250 4Q16 1Q17 2Q17 3Q17 4Q17 1,583 1,603 1,642 1,574 1,516 0 500 1,000 1,500 2,000 4Q16 1Q17 2Q17 3Q17 4Q17 3 243 380 330 (132) -250 -100 50 200 350 500 4Q16 1Q17 2Q17 3Q17 4Q17 30 288 164 237 284 0 100 200 300 4Q16 1Q17 2Q17 3Q17 4Q17

9 2 2 NIM and Interest Rate Risk (IRR) Sensitivity • SHUSA remains modestly asset sensitive and ready to benefit from higher interest rates • SBNA’s NIM has improved 67bps YoY due to balance sheet optimization actions and disciplined deposit pricing SHUSA IRR (Change in annual NII for parallel rate movement) Net Interest Margin

10 13% 5% 7% 4% 7% 5% 7% 6% 17% 2% 8% 19% Investments Cash Auto Loans 19% 12% 5% 7% 5% 4% 18% 7% 2% 3% 18% Non Interest- Bearing Demand Deposits Other Assets C&I CRE Residential Mortgage Other Loans Auto Leases Goodwill Home Equity Multi-Family $128.3BN Assets $104.6BN Liabilities $23.7BN Equity Interest- Bearing Demand Deposits Secured Structured Financings Equity Other Liabilities FHLB Money Market Certificates of Deposit Savings Revolving Credit Facilities Other Borrowings Balance Sheet Overview1,2 SHUSA’s balance sheet represents the combination of banks funded by core deposits and an auto finance company financed with diversified funding sources 1Balances as of December 31, 2017. 2See page 22 for the consolidating balance sheet.

11Balance Sheet Trend1 Balance sheet trend reflects reduction in short-term (ST) funds, investments, and loans offset by lower wholesale deposits, lower borrowed funds, and increased equity 1Other assets and other liabilities for 1Q17 have been adjusted by $981MM for correction of deferred tax classification. See SHUSA 2017 Form 10-K for detail. $10 $10 $10 $10 $11 $88 $86 $85 $83 $83 $19 $21 $21 $20 $17 $10 $9 $8 $8 $7 $11$11$11$11$11 $132 $138 2Q17 $135 4Q17 $128 4Q16 3Q171Q17 $136 Investments ST Funds Other Assets Leases Gross Loans Liabilities & EquityAssets Assets ($BN) Liabilities and Equity ($BN) $41 $43 $41 $39 $15 $16 $16 $16 $15 $51 $24$23$23$23$22 $44 $46$47 $45 $52 2Q17 $135 3Q17 $132 $5 4Q16 $138 $5 $136 $5 $5 1Q17 $5 4Q17 $128 IB Deposits NIB Deposits Borrowed Funds Equity Other Liabilities

12Balance Sheet Trend (cont.) • Loan decline primarily due to reduction in C&I loans1 • Deposit decline reflects reduction in wholesale and brokered deposits Liabilities & EquityAssets $28 $27 $28 $26 $26 $26 $24 $23 $22 $22 $19 $18 $18 $18 $18 $14 $14 $14 $14 $15 $11$10$10$10$10 $93 $98 2Q17 $95 4Q17 $93 4Q16 3Q171Q17 $96 CRE Res. Mtg Leases Auto C&I Loans and Leases ($BN) Deposits ($BN) $24 $25 $25 $25 $25 $6 $6 $6 $6 $11 $12 $9 $9 $9 $16 $5$6$7$8 $9 $6 $16$16 $15 $15 2Q17 $63 3Q17 $62 4Q16 $67 $67 1Q17 4Q17 $61 DDA NIB DDA IB Savings Time MMDAOther Other 1See slide 38 for trend detail on SBNA C&I portfolio.

13 $2.1 $2.2 $4.6 $2.0 $7.1 $8.1 $4.3 $4.1 $8.3 $7.6 $15.0 $15.0 3Q17 4Q17 $2.3 $3.8 $0.7 $0.7$4.3 $4.1 $8.3 $7.6 $15.0 $15.0 3Q17 4Q17 Borrowed Funds Profile1 1As of December 31, 2017. 2Intragroup balance includes lending from SHUSA to SC which is eliminated at the consolidated level. Holding company issuances to meet TLAC and liquidity management requirements 2 FHLB All Other HoldCo Debt SC 3rd Party SC ABS $41.4 $39.0 SC Private Amortizing SHUSA HOLDCO ($BN)SHUSA Consolidated ($BN) Private Amortizing 3rd Party Revolving Intragroup2 HoldCo Debt $6.2 $7.1 $0.9 $0.6 $4.6 $2.0 3Q17 4Q17 FHLB 0.8% SBNA ($BN) Bank Debt FHLB $6.3 $2.6 ABS SC ($BN) $30.6 $31.2 Repurchase Agreement $7.1 $8.1 3Q17 4Q17

14 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 … 2036 Perp 2 2 HoldCo Debt Profile • As of 4Q17 HoldCo held $4.7BN in HQLA • During 4Q17 HoldCo issued $1.0BN in new 5 year debt (due 2023) and re-tapped the 2027 debt for $0.25BN • Subsequently in 1Q18 HoldCo conducted a $400MM tender on the 3.45% due 2018 ($63MM) and the 2.70% due 2019 ($336MM) Pref Stock Debt 3.45% $0.2 $0.2 $0.2 $1.0 Sr Debt 2.65% $1.1 Sr Debt 4.50% $0.6 Sr Debt 2.70% $1.4 Sr Debt 3.70% Sr Debt 4.40% $1.05 $1.4 Sr Debt L+100 $0.7 Trust Pfd Tendered 1Q18$1.3 $0.3 L+100 $1.0 Sr Debt 3.40%

15 2 2 HoldCo Issuance and TLAC Rule 1Chart does not include SHUSA private placements ($1.1BN). • By January 2019, HoldCo expects to issue approximately $2.0BN in HoldCo debt to meet TLAC LTD requirement • Net increase of $1.2BN as issuances replace maturities at HoldCo and SBNA SHUSA and SBNA Public Debt Outstanding1 $1.2BN

16 2 SHUSA capital ratios remain at the top of peers3 Capital Ratios1,2 Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio Tier 1 Leverage RatioCommon Equity Tier 1 14.5% 14.6% 14.6% 15.7% 16.4% 4Q16 1Q17 2Q17 3Q17 4Q17 12.5% 12.6% 13.0% 13.4% 14.2% 4Q16 1Q17 2Q17 3Q17 4Q17 16.1% 16.2% 16.3% 17.4% 17.8% 4Q16 1Q17 2Q17 3Q17 4Q17 18.0% 18.1% 18.1% 19.1% 19.5% 4Q16 1Q17 2Q17 3Q17 4Q17 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis. On a fully phased-in basis CET1 was 16.0% as of 4Q17 2Ratios for 4Q16 and 1Q17 have not been adjusted for the correction of deferred tax calculation. Impact of the correction is projected to be immaterial (reduction of 8-17bps). See SHUSA 2017 Form10-K for detail. 3See page 26 for comparison of SHUSA capital ratios to peers.

17 **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC Asset Quality: SBNA 14Q16 impacted by two commercial clients. Excluding these clients, the charge-off ratio would have been 0.31%. 2NPLs = Non accruing loans plus accruing loans 90+ days past due (“DPD”). 3ALLL = Allowance for loan and lease losses. SBNA Asset quality metrics continue to be in line with large bank peers 0.38% 0.39% 0.41% 0.43% 0.44% 0.41% 0.41% 0.40% 0.45%0.43% 0.12% 0.15% 0.25% 0.91% 0.21% 0.44% 0.27% 0.24% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Annualized Net Charge off Ratio1 Large Banks SBNA 1.14% 1.28% 1.26% 1.22% 1.20% 1.12% 1.06% 1.02% 0.96%0.96% 1.30% 1.26% 1.16% 1.12% 1.13% 1.25% 1.06% 1.28% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 NPL Ratio2 Large Banks SBNA 1.26% 1.29% 1.27% 1.26% 1.22% 1.20% 1.17% 1.16% 1.13% 1.07% 1.18% 1.17% 1.16% 1.02% 1.07% 1.06% 1.06% 1.13% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 ALLL3 to Total Loans Large Banks SBNA 120.0% 106.0% 109.0% 110.4% 109.0% 114.1% 120.1% 124.4% 126.8% 111.3% 90.6% 93.2% 100.2% 91.4% 94.7% 85.1% 100.3% 88.2% 0.0% 50.0% 100.0% 150.0% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Reserve Coverage (ALLL/NPL) Large Banks SBNA

18Asset Quality: SC – Loss and Delinquency • YoY gross charge-offs increased 20 basis points and YoY net charge-offs increased 40 basis points • YoY delinquency increased for each delinquency bucket primarily driven by a lower portfolio balance SOURCE: SC Fourth Quarter and Full Year 2017 Presentation in Form 8-K filed on January 31, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

19Asset Quality: SC – Vintage Loss Performance 2016 vintage continues to outperform the 2015 vintage on a gross and net loss basis SOURCE: SC Fourth Quarter and Full Year 2017 Presentation in Form 8-K filed on January 31, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results. 0% 3% 5% 8% 10% 13% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Cum u la ti ve N et L o ss Ra te Months on Book Total Annual Vintage Cumulative Net Loss Rate 2014 2015 2016 0% 5% 10% 15% 20% 25% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Cum u la ti ve G ro ss L o ss Ra te Months on Book Total Annual Vintage Cumulative Gross Loss Rate 2014 2015 2016 *Retained originations only

20 2 2 Rating Agencies SBNA Te S&P Moody’s Fitch Short Term Deposits A-2 P-1 F-2 Senior Debt BBB+ Baa1 BBB+ Outlook Stable Stable Stable SHUSA S&P Moody’s Fitch N/A N/A F-2 BBB Baa3 BBB+ Stable Stable Stable On December 4, 2017 S&P downgraded SHUSA from BBB+ to BBB due to a technical change in their internal methodology for assessing the U.S. resolution structure for FBOs On December 14, 2017 Moody’s upgraded SBNA’s long-term ratings by 1 notch from Baa2 to Baa1. SHUSA’s ratings were not impacted On November 17, 2017, Fitch initiated coverage of SHUSA and assigned ratings of F-2/BBB+/stable to SHUSA and SBNA December 2017 Santander S&P Moody’s Fitch A-2 P-2 F-2 A- A3 A- Stable Stable Stable

Appendix

Consolidating Balance Sheet

22

(US $ millions)	December 31, 2017 Bank	SC	Other(1)	IHC Entities(2)	SHUSA
Assets					
Cash and cash equivalents	$ 2,520	$ 528	$ (435)	$ 3,907	$ 6,520
Investments available-for-sale at fair value	13,844	-	248	321	14,413
Investments held-to-maturity	1,800	-	(0)	-	1,800
Other investment securities(3)	602	-	(0)	58	660
Loans	47,837	25,867	(372)	7,409	80,741
Less ALLL	(546)	(3,439)	213	(140)	(3,912)
Total loans, net	**47,291**	**22,428**	**(159)**	**7,269**	**76,829**
Goodwill	3,403	74	967	-	4,444
Other assets	4,990	16,392	555	1,690	23,628
Total assets	**$ 74,450**	**$ 39,422**	**$ 1,177**	**$ 13,245**	**$ 128,294**
Liabilities and Stockholder's Equity					
Deposits	$ 56,864	$ -	$ (4,926)	$ 8,893	$ 60,831
Borrowings and other debt obligations	2,576	31,160	5,057	210	39,003
Other liabilities	1,488	1,781	93	1,392	4,754
Total liabilities	**60,928**	**32,941**	**224**	**10,495**	**104,588**
Stockholder's equity including noncontrolling interest	13,522	6,481	953	2,750	23,706
Total liabilities and stockholder's equity	**$ 74,450**	**$ 39,422**	**$ 1,177**	**$ 13,245**	**$ 128,294**

[1]Includes holding company eliminations, intermediate holding company (IHC) eliminations and purchase accounting marks related to SC consolidation.
[2]The IHC entities are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
[3]Other investment securities include trading securities.

Santander

23Consolidating Income Statement 1Includes holding company activities, IHC eliminations, eliminations and purchase accounting marks related to SC consolidation. 2SHUSA net income includes non-controlling interest. 3 The IHC entities are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. (US $ Millions) Bank SC Other (1) IHC Entities(3) Interest income 583$ 1,180$ 20$ 94$ 1,877$ Interest expense (86) (241) (27) (8) (362) Net interest income 497 939 (6) 86 1,516 Fees & other income/(expense) 174 430 (34) 99 669 Equity investment income - - 28 - 28 Other non interest income (16) - (1) (2) (19) Net revenue/(loss) 655 1,369 (14) 183 2,193 General & administrative expenses (523) (825) (80) (147) (1,575) O her expenses (63) (6) (11) (12) (92) Provision for credit losses (51) (562) (28) (17) (658) Income/(loss) before taxes 18 (24) (133) 7 (132) Income tax (expense)/benefit (75) 604 (98) (14) 417 Net income/(loss)2 (57)$ 580$ (232)$ (7)$ 284$ For the three-month period ended December 31, 2017 SHUSA

24 2 Quarterly Trended Statement of Operations 1Represents net income including noncontrolling interest. (US $ Millions) 4Q16 1Q17 2Q17 3Q17 4Q17 Interest income 1,932$ 1,956$ 1,999$ 1,954$ $1,877 Interest expense (349) (353) (357) (380) (362) Net interest income 1,583 1,603 1,642 1,574 1,516 Fees & other income 623 728 720 788 669 Equity investment (expense)/income (6) (2) 1 1 28 Other non interest income - 1 9 7 (19) Net revenue 2,200 2,330 2,372 2,370 2,194 General & administrative expenses (1,353) (1,311) (1,342) (1,344) (1,575) Other expenses (64) (41) (45) (44) (93) Provision for credit losses (780) (735) (605) (652) (658) Income before taxes 3 243 380 330 (132) Income tax (expense)/benefit 27 (79) (92) (93) 417 Net income(1) 30$ 164$ 288$ 237$ $284

25Annual Profitability1 1Net income includes noncontrolling interest. *Non-GAAP pro-forma figures exclude the following expenses for 2015: $96 MM tax provision and $4.4B goodwill impairment. ** Non-GAAP pro-forma figures exclude $96MM of tax provision that was non-recurring. Net Interest Income ($Mn) Pre-Tax Pre-Provision Income ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn)2 1,037 7,167 425 3,935 3,471 4,873(•) 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2013 2014 2015 2016 2017 1,870 6,243 6,901 6,565 6,334 2.43% 6.22% 6.11% 5.49% 5.66% 500 1,500 2,500 3,500 4,500 5,500 6,500 7,500 2013 2014 2015 2016 2017 NII Net Interest Margin 929 4,707 (3,655) 955 820 793(•) -3,700 -2,700 -1,700 -700 300 1,300 2,300 3,300 4,300 2013 2014 2015 2016 2017 748* 3,034 (3,055) 641 973 - (2,959)** 1,393 (*) -4,000 -3,000 -2,000 -1,000 0 1,000 2,000 3,000 4,000 2013 2014 2015 2016 2017

26 2 Capital Ratios Peer Comparison (as of 12/31/17) CET1 Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage - - - - Peer Median Peer data from SNL Peers: ALLY, BBT, BBVA, BMO, BNP, COF, CIT, CFG, CMA, DFS, FITB, HBAN, KEY, MTB, MUFG, RF, STI, TD

27SHUSA receipt of SC shares1,2 • On July 2, 2015, Tom Dundon stepped down as SC CEO • In connection with Mr. Dundon’s departure, SHUSA had a call option, pending regulatory approval and applicable law, to acquire all of the SC common stock owned by DDFS LLC, an entity solely owned by Mr. Dundon. • On November 15, 2017, SHUSA received the 9.6% of SC previously owned by DDFS LLC: • Santander had previously assumed SHUSA’s call option to acquire the SC shares from DDFS LLC • Santander exercised the call option • Santander then contributed the shares to SHUSA • SHUSA’s ownership of SC increased from approximately 58.7% to 68.1% • SHUSA’s CET1 capital ratio was projected to improve by ~50bps from the transaction • SHUSA’s other capital ratios would improve by ~8-13bps 1SHUSA Form 8-K filed November 17, 2017. 2See SHUSA 2017 Form 10-K Note 21.

28 2 2 Non-GAAP to GAAP Reconciliations $ Millions 4Q16 1Q17 2Q17 3Q17 4Q17 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 3$ 243$ 380$ 330$ (132)$ Add back: Provision for credit losses 780 735 605 652 658 Pre-tax pre-provision Income 783$ 978$ 985$ 982$ 526$ $ Millions 2013 2014 2015 2016 2017 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 929$ 4,707$ (3,655)$ 955$ 820$ Add back: Provision for credit losses 108 2,460 4,080 2,980 2,650 Pre-tax pre-provision Income 1,037$ 7,167$ 425$ 3,935$ 3,471$

29 2 2 Non-GAAP to GAAP Reconciliations1 1Basel III ratios on a transition basis under the standardized approach starting in 2Q15. $ Millions 4Q16 1Q17 2Q17 3Q17 4Q17 CET 1 to Risk-Weighted Assets Tier 1 common 15,136$ 14,912$ 15,116$ 15,646$ 16,329$ Risk-weighted assets 104,334 102,353 103,241 99,938 99,684 Ratio 14.5% 14.6% 14.6% 15.7% 16.4% Tier 1 Leverage(1) Tier 1 capital 16,844$ 16,603$ 16,838$ 17,378$ 17,786$ 134,534 131,648 129,913 129,728 125,648$ Ratio 12.5% 12.6% 13.0% 13.4% 14.2% Tier 1 Risk-Based(1) Tier 1 capital 16,844$ 16,603$ 16,838$ 17,378$ 17,786$ Risk-weighted assets 104,334 102,353 103,241 99,938 99,684$ Ratio 16.1% 16.2% 16.3% 17.4% 17.8% Total Risk-Based(1) Risk-based capital 18,775$ 18,508$ 18,657$ 19,083$ 19,440$ Risk-weighted assets 104,334 102,353 103,241 99,938 99,684$ Ratio 18.0% 18.1% 18.1% 19.1% 19.5% Average total assets for leverage capital purposes

30 2 2 SBNA: Quarterly Profitability US $ millions 1See non-GAAP to GAAP reconciliation of pre-tax pre-provision Income. Net Interest Income ($MM) Pre-Tax Pre-Provision Income ($MM) Pre-Tax Income/(Loss) ($MM) Net Income/(Loss) ($MM) 47 113 155 200 69 0 50 100 150 200 4Q16 1Q17 2Q17 3Q17 4Q17 426 460 495 499 497 2.30% 2.62% 2.87% 2.88% 2.97% 0 100 200 300 400 500 4Q16 1Q17 2Q17 3Q17 4Q17 NII Net Interest Margin 23 86 122 166 18 0 25 50 75 100 125 150 175 4Q16 1Q17 2Q17 3Q17 4Q17 (57)(15) 70 91 117 -20 5 30 55 80 105 4Q16 1Q17 2Q17 3Q17 4Q17

31 2 2 SBNA: Quarterly Trended Statement of Operations (US$ in Millions) 4Q16 1Q17 2Q17 3Q17 4Q17 Interest income 527$ 557$ 585$ 590$ 583$ Interest expense (101) (97) (90) (91) (86) Net interest income 426 460 495 499 497 Fees & other income 213 197 199 210 174 Other non-interest income - - 9 7 (16) Net revenue 639 654 703 716 655 General & administrative expenses (544) (517) (523) (495) (523) Other expenses (48) (24) (25) (21) (63) Release of/(provision for) credit losses (24) (27) (33) (34) (51) Income before taxes 23 86 122 166 18 Income tax expense (38) (16) (31) (49) (75) Net income/(loss) (15)$ 70$ 91$ 117$ (57)$ 4Q16 1Q17 2Q17 3Q17 4Q17 Net interest margin 2.30% 2.62% 2.87% 2.88% 2.97%

32 2 2 SBNA: Quarterly Average Balance Sheet Quarterly Averages (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 19,115$ 2.07% 21,061$ 2.06% (1,946)$ 0.01% 22,102$ 1.18% Loans 48,373 4.00% 48,734 3.95% (361) 0.05% 52,988 3.50% Allowance for loan losses (517) --- (520) --- 3 --- (597) --- Other assets 8,863 --- 9,045 --- (182) --- 10,147 --- TOTAL ASSETS 75,834$ 3.07% 78,320$ 3.01% (2,486)$ 0.06% 84,640$ 2.50% Interest-bearing demand deposits 8,736 0.29% 8,701 0.25% 35 0.04% 9,845 0.23% Noninterest-bearing demand deposits 12,247 --- 12,703 --- (456) --- 11,861 --- Savings 4,031 0.08% 4,112 0.05% (81) 0.03% 4,053 0.12% Money market 27,482 0.55% 27,014 0.49% 468 0.06% 27,398 0.46% Certificates of deposit 4,775 1.28% 4,827 1.15% (52) 0.13% 8,074 0.95% Borrowed funds 3,391 2.96% 5,772 2.59% (2,381) 0.37% 8,140 2.10% Other liabilities 1,428 --- 1,437 --- (9) --- 1,709 --- Equity 13,744 --- 13,754 --- (10) --- 13,560 --- TOTAL LIABILITIES & SE 75,834$ 0.45% 78,320$ 0.46% (2,486)$ -0.01% 84,640$ 0.47% NET INTEREST MARGIN 2.97% 2.88% 0.09% 2.30% 4Q17 4Q163Q17 Change

33 2 2 SBNA: Funding – Deposits* 1Represents average quarterly balances. *SBNA total deposits less the SHUSA cash deposit held at SBNA. Average Total Deposit Balances 1 ($Bn) $57.5 $56.9 $55.1 $52.9 $53.2 0.39% 0.39% 0.37% 0.38% 0.43% 0.30% 0.35% 0.39% 0.44% 0.48% 0.53% 4Q16 1Q17 2Q17 3Q17 4Q17 Total Deposits Avg. Interest Cost Average Non-Maturity Deposit Balances 1 ($Bn) $49.5 $49.8 $49.2 $48.1 $48.4 0.30% 0.30% 0.29% 0.31% 0.35% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 4Q16 1Q17 2Q17 3Q17 4Q17 Non Maturity Deposit Balances Avg. Interest Cost

34 2 2 SBNA: Annual Profitability US $ millions 1See non-GAAP to GAAP reconciliation of pre-tax pre-provision income. *- excludes one-time $96MM tax provision Pre-Tax Pre-Provision Income1 ($MM) Net Income ($MM) Net Interest Income ($MM) Pre-Tax Income ($MM) 585 453 463 365 536 0 200 400 600 800 1,000 1,200 2013 2014 2015 2016 2017 1,671 1,642 1,667 1,732 1,951 2.54% 2.57% 2.30% 2.27% 2.83% 0 500 1,000 1,500 2,000 2013 2014 2015 2016 2017 NII Net Interest Margin 538 455 328 233 391 0 200 400 600 2013 2014 2015 2016 2017 428 376 279* 152 221 0 200 400 600 2013 2014 2015 2016 2017

35 2 2 SBNA: Annual Trended Statement of Operations (US$ in Millions) 2013 2014 2015 2016 2017 Interest income 2,294$ 2,191$ 2,206$ 2,209$ 2,315$ Interest expense 623 549 539 477 364 Net interest income 1,671 1,642 1,667 1,732 1,951 Fees & other income 652 991 1,052 939 782 Other non-interest income 9 23 18 58 (0) Net revenue 2,332 2,656 2,737 2,729 2,733 General & administrative expenses (1,618) (1,884) (2,201) (2,160) (2,058) Other expenses (129) (319) (73) (204) (139) Provisions for credit losses (47) 2 (135) (132) (145) Income before taxes 538 455 328 233 391 Income tax (expense) (110) (80) (145) (81) (170) Net income 428$ 376$ 183$ 152$ 221$ 2013 2014 2015 2016 2017 Net interest margin 2.54% 2.57% 2.30% 2.27% 2.83%

36 $2,333 $2,626 $2,376 $2,337 $2,018 $2,108 $1,969 $2,008 $2,011 4.35% 4.81% 4.36% 4.42% 3.87% 4.22% 4.01% 4.13% 4.18% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Criticized Balances Criticized Ratio $513 $710 $687 $615 $583 $565 $613 $517 $618 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 SBNA: Asset Quality $ MM-13% $ MM **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC 1NPLs = Nonaccruing loans plus accruing loans 90+ DPD. 2Criticized = loans that are categorized as special mention, substandard, doubtful, or loss. 3Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD. 4See Appendix for definition and non-GAAP measurement reconciliation of Texas Ratio. -14% Deliquency3 NPLs1 Criticized Balances2 Texas Ratio4 0.86% 0.76% 0.75% 0.73% 0.80% 0.74% 0.72% 0.77% 0.81% 0.40% 0.43% 0.37% 0.39% 0.47% 0.41% 0.45% 0.50% 0.55% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Delinquency3 Large Banks SBNA 14.08% 14.26% 13.66% 13.11% 12.93% 12.11% 11.38% 10.97% 10.69% 8.60% 10.70% 10.30% 9.60% 9.50% 9.20% 9.00% 8.00% 8.90% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Texas Ratio4 Large Banks SBNA

37SBNA: Asset Quality (cont.) *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters 1Commercial real estate (“CRE”) is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included in separate graph). US $ Billions Mortgages Home Equity Commercial Real Estate1 Outstandings NPLs* to Total Loans Net Charge-Offs** $6.5 $6.4 $6.6 $6.7 $7.0 $6.8 $7.2 $7.4 $7.9 2.7% 2.6% 2.4% 2.2% 2.3% 2.3% 1.9% 1.8% 1.6% 0.2% 0.2% 0.2% 0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 $6.0 $5.9 $5.9 $5.9 $5.9 $5.8 $5.8 $5.7 $5.7 1.8% 1.8% 1.7% 1.7% 1.7% 1.7% 1.8% 1.8% 1.8% 0.3% 0.3% 0.3% 0.3% 0.2% 0.2% 0.2% 0.2% 0.2% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 $4.8 $5.4 $5.5 $5.4 $5.4 $5.5 $5.4 $5.5 $5.2 0.8% 1.3% 1.4% 1.1% 1.0% 0.8% 0.5% 0.5% 0.5% 0.1% 0.2% 0.0% -0.2% -0.1% -0.2% -0.1% 0.1% 0.1% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 $10.5 $10.3 $10.1 $9.8 $9.3 $9.1 $8.8 $8.7 $8.7 0.1% 0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Santander Real Estate Capital (SREC)

38

SBNA: Asset Quality (cont.)


Commercial Banking1
$11.4
$11.8
$12.4
$12.2
$12.0
$11.5
$11.7
$11.6
$11.6
0.5%
1.7%
1.5%
1.1%
1.3%
1.5%
1.6%
1.4%
1.7%
0.2%
0.1%
0.0%
0.1%
0.6%
0.7%
0.8%
0.8%
0.3%
4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17
Global Corporate Banking
$10.0
$10.1
$9.4
$8.4
$7.9
$6.8
$5.7
$5.2
$4.7
0.2%
0.6%
0.7%
0.8%
0.0%
0.1%
1.2%
0.0%
1.3%
0.3%
0.3%
0.3%
0.3%
0.4%
0.4%
0.6%
0.7%
0.3%
4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17
Other Commercial2
$3.0
$2.9
$2.9
$3.0
$3.1
$2.9
$3.0
$2.8
$2.8
2.6%
2.4%
2.3%
2.4%
2.3%
2.1%
2.1%
2.2%
2.3%
0.9%
1.0%
0.9%
0.8%
0.8%
0.6%
0.6%
0.6%
0.7%
4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17
Other Consumer3
$1.7
$1.6
$1.6
$1.6
$1.6
$1.5
$1.5
$1.6
$1.6
2.7%
2.7%
2.8%
2.9%
3.1%
3.4%
3.7%
3.8%
3.7%
1.8%
1.7%
1.7%
1.8%
1.9%
1.8%
1.8%
1.7%
1.7%
4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17
Outstandings
NPLs* to Total Loans
Net Charge-Offs**

*NPL = Nonaccruing loans *plus* accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters

US $ Billions

[1]Commercial Banking = Middle Market, Asset-based Lending, Energy Finance, Government Banking, Mortgage Warehouse, Equipment Finance & Leasing, Commercial Banking not classified elsewhere, Financial Institutions Coverage, Institutional-Non Profit, commercial equipment vehicle finance-strategic, Chrysler Auto Finance and Footprint Dealer Floorplan.
[2]Other Commercial = All other Commercial Business segments.
[3]Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & Retail run-off.

Santander

39 2 2 SBNA: Capital Ratios1 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis. On a fully phased-in basis CET1 was 17.9% as of 4Q17. See SHUSA 2017 Form 10-K. Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio Tier 1 Leverage RatioCommon Equity Tier 1 16.2% 17.0% 17.6% 18.1% 18.2% 4Q16 1Q17 2Q17 3Q17 4Q17 12.3% 12.9% 13.4% 13.7% 13.9% 4Q16 1Q17 2Q17 3Q17 4Q17 17.4% 18.2% 18.7% 19.2% 19.4% 4Q16 1Q17 2Q17 3Q17 4Q17 16.2% 17.0% 17.6% 18.1% 18.2% 4Q16 1Q17 2Q17 3Q17 4Q17

40 2 2 SBNA: Non-GAAP to GAAP Reconciliations $ Millions 4Q16 1Q17 2Q17 3Q17 4Q17 Tier 1 Common to Risk-Weighted Assets Tier 1 common capital 10,006$ 10,031$ 10,154$ 10,238$ 10,015$ Risk-weighted assets 61,886 59,111 57,725 56,622 55,111 Ratio 16.2% 17.0% 17.6% 18.1% 18.2% Tier 1 Leverage Tier 1 capital 10,006$ 10,031$ 10,154$ 10,238$ 10,015$ 81,076 77,909 75,603 74,807 72,278 Ratio 12.3% 12.9% 13.4% 13.7% 13.9% Tier 1 Risk-Based Tier 1 capital 10,006$ 10,031$ 10,154$ 10,238$ 10,015$ Risk-weighted assets 61,886 59,111 57,725 56,622 55,111 Ratio 16.2% 17.0% 17.6% 18.1% 18.2% Total Risk-Based Risk-based capital 10,759$ 10,785$ 10,786$ 10,870$ 10,669$ Risk-weighted assets 61,886 59,111 57,725 56,622 55,111 Ratio 17.4% 18.2% 18.7% 19.2% 19.4% Average total assets for leverage capital purposes

41SBNA: Non-GAAP to GAAP Reconciliations (cont.) 1Mortgage servicing rights. 2Troubled debt restructurings. $ Millions 4Q16 1Q17 2Q17 3Q17 4Q17 SBNA Texas Ratio Total Equity 13,418$ 13,504$ 13,622$ 13,695$ 13,522$ Less: Goodwill and other intangibles (excluding MSRs1) (3,664) (3,649) (3,630) (3,618) (3,602) Preferred stock - - - - - Add: Allowance for loan losses 533 535 521 518 546 Total equity and loss allowances for Texas Ratio 10,287$ 10,390$ 10,513$ 10,595$ 10,466$ Nonperforming assets 618$ 596$ 636$ 544$ 640$ 90+ DPD accruing 3 4 5 0 0 Accruing TDRs2 353 361 308 304 289 Total nonperforming assets 974$ 961$ 949$ 848$ 929$ Texas ratio 9.5% 9.2% 9.0% 8.0% 8.9%

42 2 SBNA: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 4Q16 1Q17 2Q17 3Q17 4Q17 SBNA Pre-Tax Pre-Provision Income Pre-tax income, as reported 23$ 86$ 122$ 166$ 18$ Add back: (Release of)/provision for credit losses 24 27 33 34 51 Pre-tax pre-provision inc me 47$ 113$ 155$ 200$ 69$ $ Millions 2013 20 4 20 2016 2017 SBNA Pre-Tax Pre-Provision Income Pre-tax income, as reported 538 455 328 233 391 Add back: Provision for credit losses 47$ (2)$ 135$ 132$ 145$ Pre-tax pre-provision income 585 453 463 365 535.5

43 2 2 SC: Auto Industry Analysis SOURCE: SC Fourth Quarter and Full Year 2017 Presentation in Form 8-K filed on January 31, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results. 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; JD Power Used-Vehicle Price Index (not seasonally adjusted). 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only. 2 Auction Plus – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts. 3 Standard & Poor’s Rating Services (ABS Auto Trust Data – two-month lag on data, as of November 31, 2017).

44 2 SC: Originations diversified across credit spectrum SOURCE: SC Fourth Quarter and Full Year 2017 Presentation in Form 8-K filed on January 31, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

45SC: Asset Quality – Provisions and Reserves  QoQ allowance decreased $111 million  New volume and TDR migration1 were offset by performance adjustment and liquidations and other  QoQ outstanding TDR balance relatively flat  Allowance to loans ratio decreased 20 bps to 12.6% QoQ  Provision for credit losses decreased $124 million YoY 1 TDR migration – the allowance for assets classified as TDRs or “troubled debt restructuring” takes into consideration expected lifetime losses, typically requiring additional coverage 2 Explanation of quarter over quarter variance are estimates $3,381 $3,270 $103 $80 ($90) ($204) $3,100 $3,150 $3,200 $3,250 $3,300 $3,350 $3,400 $3,450 $3,500 $3,550 $3,600 Q3 2017 New Volume TDR Migration Performance Adjustment Liquidations & Other Q4 2017 Q3 2017 to Q4 2017 ALLL Reserve Walk ($ in millions) $686 $635 $521 $536 $562 12.6% 12.7% 12.6% 12.8% 12.6% 12.0% 12.5% 13.0% 13.5% 14.0% $0 $100 $200 $300 $400 $500 $600 $700 $800 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Provision Expense and Allowance Ratio ($ in millions) Provision for credit losses Allowance Ratio SOURCE: SC Fourth Quarter and Full Year 2017 Presentation in Form 8-K filed on January 31, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.